1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306

                         Franklin Mutual Recovery Fund
               (Exact name of registrant as specified in charter)

             101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
               Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
                     (Name and address of agent for service)

Registrant's telephone number, including area code:(210) 912-2100
                                                    --------------

Date of fiscal year end: 03/31
                         -----

Date of reporting period:  9/30/06
                          --------


Item 1. Reports to Stockholders.



                                [GRAPHIC OMITTED]

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                                                            SEPTEMBER 30, 2006
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      SEMIANNUAL REPORT AND SHAREHOLDER LETTER                 VALUE
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--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                      FRANKLIN
                MUTUAL RECOVERY FUND                 Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            Thank You For Your
                            Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                            equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ......................................................    1

SEMIANNUAL REPORT

Franklin Mutual Recovery Fund ...........................................    4

Performance Summary .....................................................   10

Your Fund's Expenses ....................................................   13

Financial Highlights and Statement of Investments .......................   15

Financial Statements ....................................................   25

Notes to Financial Statements ...........................................   30

Shareholder Information .................................................   43

--------------------------------------------------------------------------------



Semiannual Report

Franklin Mutual Recovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, risk arbitrage securities and undervalued securities. The Fund may take long and short positions.

--------------------------------------------------------------------------------
ASSET ALLOCATION
Based on Total Net Assets as of 9/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Equity .............................................     62.7%
Debt Instruments ...................................     16.0%
Short-Term Investments & Other Net Assets ..........     21.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Mutual Recovery Fund covers the period ended September 30, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Mutual Recovery Fund - Class A posted a +4.73% cumulative total return. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which posted a +4.14% total return for the same period. 1 The Fund also outperformed the +3.29% total return of the Bloomberg/EFFAS U.S. Government 3-5 Years

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


4 | Semiannual Report

Total Return Index. 2 The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six months ended September 30, 2006, the U.S. economy advanced at a moderate pace. After a slow fourth quarter 2005, gross domestic product grew an annualized 5.6% in first quarter 2006, then slowed to estimated annualized rates of 2.6% in the second quarter and 1.6% in the third quarter. Growth was driven by corporate profits, and consumer and government spending. Export growth picked up some momentum, but a wide trade deficit remained. Employment generally increased and the unemployment rate fell from 4.7% to 4.6%. 3 Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices were volatile and declined from a record high of $77 per barrel in July to $63 at period-end. Medical and pharmacy costs climbed substantially. However, consumer confidence and spending remained strong. As home price appreciation slowed, borrowing against home equity flattened and could have a gradual effect on consumer spending. Inflation was also a concern, as the core Consumer Price Index (CPI) rose 2.9% for the 12 months ended September 30, 2006, which was higher than the 2.2% 10-year average. 4

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.75% to 5.25%. In August and September, the Fed left the rate unchanged, citing moderate economic growth, a cooling housing market, and the lagging effect of prior tightening. The Fed stated that some inflation risk may remain and the extent and timing of any additional interest rate hikes will depend upon incoming data on inflation and economic growth.

2. Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/ depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Notes to Financial Statements for more information about the performance-based management fee.

3.    Source: Bureau of Labor Statistics.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                           Semiannual Report | 5

TOP 10 HOLDINGS
9/30/06

-------------------------------------------------------------------------------
COMPANY                                                             % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
-------------------------------------------------------------------------------
Owens Corning                                                              4.4%
   CONSTRUCTION MATERIALS, U.S.
-------------------------------------------------------------------------------
BellSouth Corp.                                                            4.0%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, U.S.
-------------------------------------------------------------------------------
NTL Inc.                                                                   3.8%
   MEDIA, U.K.
-------------------------------------------------------------------------------
Temple-Inland Inc.                                                         3.3%
   CONTAINERS & PACKAGING, U.S.
-------------------------------------------------------------------------------
Koninklijke DSM NV                                                         3.3%
   CHEMICALS, NETHERLANDS
-------------------------------------------------------------------------------
Constellation Energy Group                                                 3.2%
   INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS, U.S.
-------------------------------------------------------------------------------
Altria Group Inc.                                                          3.1%
   TOBACCO, U.S.
-------------------------------------------------------------------------------
PETCO Animal Supplies Inc.                                                 2.9%
   SPECIALTY RETAIL, U.S.
-------------------------------------------------------------------------------
Golden West Financial Corp.                                                2.9%
   THRIFTS & MORTGAGE FINANCE, U.S.
-------------------------------------------------------------------------------
Eurotunnel SA                                                              2.6%
   TRANSPORTATION INFRASTRUCTURE, FRANCE
-------------------------------------------------------------------------------

In this environment, equity markets experienced dramatic rallies late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +6.34%, the broader S&P 500 returned +4.14%, while the technology-heavy NASDAQ Composite Index had a total return of -2.40%. 5 Utilities, telecommunications and consumer staples performed particularly well.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, risk arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

MANAGER'S DISCUSSION

During the six months ended September 30, 2006, the Fund's best performing position was a merger arbitrage investment in the stock of Arcelor, a European steel producer. Mittal Steel acquired Arcelor in August 2006 following its initial hostile offer in January 2006. Mittal raised its offer for Arcelor by more than 40% during the ensuing negotiations, ultimately paying in excess of 40 euros per Arcelor share.

The Fund's investment in Eurotunnel bank debt also performed well during the period. Eurotunnel operates the rail tunnel under the English Channel linking France and the U.K. The company is overleveraged and has been involved in protracted negotiations to restructure its debt. In August 2006, the company

5. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


6 | Semiannual Report
was granted protection under a recently enacted French insolvency statute designed to facilitate such debt restructurings. While progress has been made, restructuring negotiations are ongoing. The Fund's adviser serves on the ad hoc committee of creditors involved in the restructuring process.

Koninklijke DSM was another major contributor to Fund performance during the period under review. We acquired the position near period-end partly due to our expectation of proactive steps, including accelerated share repurchases by management. On September 27, DSM announced a share buyback program that will be carried out in 2006 and 2007.

Negative performers during the period included Boston Scientific, Sprint Nextel and NTL. We acquired our Boston Scientific position partly in connection with the Fund's merger arbitrage position in Guidant, which Boston Scientific acquired earlier this year. Since the acquisition's close, Boston Scientific has announced several adverse developments culminating in its September announcement of anticipated weak financial results for the third calendar quarter of 2006.

Weak earnings also negatively impacted our Sprint Nextel position as the company's second quarter results lagged several important estimates. Based on our investment strategy, we remain convinced that the company's strong market position in the highly concentrated U.S. cellular market has value in excess of the share price as of period-end, and that management is focused on correcting the operational and merger integration issues, which have affected short-term results.

Lastly, NTL stock underperformed due to mediocre earnings announcements despite market rumors regarding private equity interest in the company. Based on our analysis, we continued to find the U.K. cable company's valuation to be compelling, and NTL remains among the largest positions in the Fund.

TOP 10 SECTORS/INDUSTRIES
9/30/06

-------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                                    NET ASSETS
-------------------------------------------------------------------------------
Tobacco                                                                    8.7%
-------------------------------------------------------------------------------
Media                                                                      8.7%
-------------------------------------------------------------------------------
Industrial Conglomerates                                                   4.7%
-------------------------------------------------------------------------------
Chemicals                                                                  4.7%
-------------------------------------------------------------------------------
Insurance                                                                  3.3%
-------------------------------------------------------------------------------
Containers & Packaging                                                     3.3%
-------------------------------------------------------------------------------
Specialty Retail                                                           3.2%
-------------------------------------------------------------------------------
Independent Power Producers & Energy Traders                               3.2%
-------------------------------------------------------------------------------
Diversified Telecommunication Services                                     3.1%
-------------------------------------------------------------------------------
Health Care Equipment and Supplies                                         3.0%
-------------------------------------------------------------------------------


                                                           Semiannual Report | 7

Thank you for your continued participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ Michael J. Embler

                        Michael J. Embler
                        Co-Portfolio Manager

[PHOTO OMITTED]         /s/ Shawn Tumulty

                        Shawn Tumulty
                        Co-Portfolio Manager

[PHOTO OMITTED]         /s/ Christian Correa

                        Christian Correa
                        Assistant Portfolio Manager

                        Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

--------------------------------------------------------------------------------
MICHAEL EMBLER is a senior vice president and the chief investment officer of Franklin Mutual Advisers, LLC (Mutual Series). Mr. Embler has been portfolio manager of Franklin Mutual Recovery Fund since its inception and currently has portfolio management responsibilities for another Mutual Series fund. Before joining Franklin Templeton Investments in 2001, he was a Managing Director and portfolio manager at Nomura Holdings America, Inc.

SHAWN TUMULTY joined Franklin Templeton Investments in 2000. He has been an assistant portfolio manager for another Mutual Series fund since 2003. In May 2005, he assumed the duties of co-portfolio manager for Franklin Mutual Recovery Fund. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

CHRISTIAN CORREA assumed responsibility as assistant portfolio manager for Franklin Mutual Recovery Fund in November 2004. He is also a research analyst for Mutual Series specializing in global risk arbitrage and event-driven situations. Mr. Correa joined Franklin Templeton Investments in 2003 from Lehman Brothers Holdings Inc., where he covered U.S. risk arbitrage and special situations.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

Performance Summary as of 9/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FMRAX)                           CHANGE     9/30/06     3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.27      $13.70      $13.43
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.1878
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.1573
--------------------------------------------------------------------------------
       TOTAL                         $0.3451
--------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                             CHANGE     9/30/06     3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.22      $13.51      $13.29
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.1878
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.1573
--------------------------------------------------------------------------------
       TOTAL                         $0.3451
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCMRX)                           CHANGE     9/30/06     3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.23      $13.52      $13.29
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.1878
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.1573
--------------------------------------------------------------------------------
       TOTAL                         $0.3451
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FMRVX)                     CHANGE     9/30/06     3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.30      $13.80      $13.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
--------------------------------------------------------------------------------
Short-Term Capital Gain              $0.1878
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.1573
--------------------------------------------------------------------------------
       TOTAL                         $0.3451
--------------------------------------------------------------------------------


10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------
CLASS A                                          6-MONTH        1-YEAR       INCEPTION (11/3/03)
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +4.73%       +11.69%             +42.61%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                      -1.29%        +5.26%             +10.70%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $ 9,871       $10,526             $13,441
------------------------------------------------------------------------------------------------
CLASS B                                          6-MONTH        1-YEAR       INCEPTION (11/3/03)
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +4.32%       +10.96%             +40.08%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +0.32%        +6.96%             +11.45%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $10,032       $10,696             $13,708
------------------------------------------------------------------------------------------------
CLASS C                                          6-MONTH        1-YEAR       INCEPTION (11/3/03)
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +4.40%       +11.05%             +40.15%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +3.40%       +10.05%             +12.30%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $10,340       $11,005             $14,015
------------------------------------------------------------------------------------------------
ADVISOR CLASS                       6-MONTH       1-YEAR        3-YEAR       INCEPTION (6/2/03)
------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +4.93%      +12.12%       +50.41%             +59.88%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2         +4.93%      +12.12%       +14.57%             +15.14%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3       $10,493      $11,212       $15,041             $15,988
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 11

ENDNOTES

MUTUAL RECOVERY FUND IS A NONDIVERSIFIED FUND AND INVOLVES CERTAIN RISKS, INCLUDING INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC OR REGULATORY DEVELOPMENTS AFFECTING SIMILAR ISSUERS OR SECURITIES. THE FUND MAY INVEST IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THAT THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF THE STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO CLOSE OUT A POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A FUNDAMENTAL POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5%-25% OF THE FUND'S OUTSTANDING SHARES; HOWEVER, THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD OF TRUSTEES.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.


12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/1/06      VALUE 9/30/06     PERIOD* 4/1/06-9/30/06
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,047.30               $18.42
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,007.07               $18.06
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,043.20               $21.72
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,003.81               $21.30
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,044.00               $21.47
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,004.06               $21.05
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,049.30               $16.64
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,008.82               $16.32
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      3.59%; B: 4.24%; C: 4.19%; and Advisor: 3.24%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


14 | Semiannual Report

Franklin Mutual Recovery Fund

FINANCIAL HIGHLIGHTS

                                                                    -----------------------------------------------------------
                                                                     SIX MONTHS ENDED
                                                                    SEPTEMBER 30, 2006           YEAR ENDED MARCH 31,
CLASS A                                                                 (UNAUDITED)           2006          2005         2004 f
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................      $    13.43       $    12.64     $   11.91     $    11.10
                                                                    -----------------------------------------------------------
Income from investment operations a:

  Net investment income (loss) b ................................           (0.05)           (0.02)         0.02          (0.04)

  Net realized and unrealized gains (losses) ....................            0.67             1.52          1.43           0.90
                                                                    -----------------------------------------------------------
Total from investment operations ................................            0.62             1.50          1.45           0.86
                                                                    -----------------------------------------------------------
Less distributions from:

  Net investment income .........................................              --            (0.01)        (0.04)         (0.01)

  Net realized gains ............................................           (0.35)           (0.70)        (0.68)         (0.04)
                                                                    -----------------------------------------------------------
Total distributions .............................................           (0.35)           (0.71)        (0.72)         (0.05)
                                                                    -----------------------------------------------------------
Net asset value, end of period ..................................      $    13.70       $    13.43     $   12.64     $    11.91
                                                                    ===========================================================

Total return c ..................................................            4.73%           12.51%        12.48%          7.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................      $  128,148       $  104,694     $  57,709     $   24,225

Ratios to average net assets:

  Expenses before waiver and payments by affiliate
    and expense reduction d .....................................            3.59% e          3.53%         3.15%          3.45% e

  Expenses net of waiver and payments by affiliate d ............            3.59% e          3.53%         3.05%          3.45% e

  Expenses net of waiver and payments by affiliate
    and expense reduction d .....................................            3.58% e          3.52%         3.05%          3.45% e

  Net investment income (loss) ..................................           (0.74)% e        (0.19)%        0.17%         (0.89)% e

Portfolio turnover rate .........................................           44.10%           69.20%        87.68%        129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

  Expenses before waiver and payments by affiliate
    and expense reduction. ......................................            3.31% e          3.34%         3.11%          3.36% e

  Expenses net of waiver and payments by affiliate ..............            3.31% e          3.34%         3.02%          3.36% e

  Expenses net of waiver and payments by affiliate
    and expense reduction .......................................            3.30% e          3.33%         3.02%          3.36% e

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

e     Annualized.

f     For the period November 3, 2003 (effective date) to March 31, 2004.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Mutual Recovery Fund

                                                                    -----------------------------------------------------------
                                                                     SIX MONTHS ENDED
                                                                    SEPTEMBER 30, 2006              YEAR ENDED MARCH 31,
CLASS B                                                                 (UNAUDITED)           2006          2005         2004 f
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................      $    13.29       $    12.58     $   11.89     $    11.10
                                                                    -----------------------------------------------------------
Income from investment operations a:

  Net investment income (loss) b ................................           (0.09)           (0.11)        (0.06)         (0.07)

  Net realized and unrealized gains (losses) ....................            0.66             1.52          1.43           0.91
                                                                    -----------------------------------------------------------
Total from investment operations ................................            0.57             1.41          1.37           0.84
                                                                    -----------------------------------------------------------
Less distributions from:

  Net investment income .........................................              --               --            --          (0.01)

  Net realized gains ............................................           (0.35)           (0.70)        (0.68)         (0.04)
                                                                    -----------------------------------------------------------
Total distributions .............................................           (0.35)           (0.70)        (0.68)         (0.05)
                                                                    -----------------------------------------------------------
Net asset value, end of period ..................................      $    13.51       $    13.29     $   12.58     $    11.89
                                                                    ===========================================================

Total return c ..................................................            4.32%           11.79%        11.77%          7.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................      $    4,300       $    4,243     $   3,246     $    1,892

Ratios to average net assets:

  Expenses before waiver and payments by affiliate
    and expense reduction d .....................................            4.24% e          4.18%         3.79%          4.10% e

  Expenses net of waiver and payments by affiliate d ............            4.24% e          4.18%         3.69%          4.10% e

  Expenses net of waiver and payments by affiliate
    and expense reduction d .....................................            4.23% e          4.17%         3.69%          4.10% e

  Net investment income (loss) ..................................           (1.39)% e        (0.84)%       (0.47)%        (1.47)% e

Portfolio turnover rate .........................................           44.10%           69.20%        87.68%        129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

  Expenses before waiver and payments by affiliate
    and expense reduction .......................................            3.96% e          3.99%         3.75%          4.00% e

  Expenses net of waiver and payments by affiliate ..............            3.96% e          3.99%         3.65%          4.00% e

  Expenses net of waiver and payments by affiliate
    and expense reduction .......................................            3.95% e          3.98%         3.65%          4.00% e

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions and contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

e     Annualized.

f     For the period November 3, 2003 (effective date) to March 31, 2004.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

                                                                    -----------------------------------------------------------
                                                                     SIX MONTHS ENDED
                                                                    SEPTEMBER 30, 2006              YEAR ENDED MARCH 31,
CLASS C                                                                 (UNAUDITED)           2006          2005         2004 f
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................      $    13.29       $    12.58     $   11.89     $    11.10
                                                                    -----------------------------------------------------------
Income from investment operations a:

  Net investment income (loss) b ................................           (0.09)           (0.11)        (0.06)         (0.07)

  Net realized and unrealized gains (losses) ....................            0.67             1.52          1.43           0.91
                                                                    -----------------------------------------------------------
Total from investment operations ................................            0.58             1.41          1.37           0.84
                                                                    -----------------------------------------------------------
Less distributions from:

  Net investment income .........................................              --               --            --          (0.01)

  Net realized gains (losses) ...................................           (0.35)           (0.70)        (0.68)         (0.04)
                                                                    -----------------------------------------------------------
Total distributions .............................................           (0.35)           (0.70)        (0.68)         (0.05)
                                                                    -----------------------------------------------------------
Net asset value, end of period ..................................      $    13.52       $    13.29     $   12.58     $    11.89
                                                                    ===========================================================

Total return c ..................................................            4.40%           11.79%        11.77%          7.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................      $   62,912       $   55,030     $  29,991     $   16,887

Ratios to average net assets:

  Expenses before waiver and payments by affiliate
    and expense reduction d .....................................            4.19% e          4.18%         3.78%          4.10% e

  Expenses net of waiver and payments by affiliate d ............            4.19% e          4.18%         3.68%          4.10% e

  Expenses net of waiver and payments by affiliate
    and expense reduction d .....................................            4.18% e          4.17%         3.68%          4.10% e

  Net investment income (loss) ..................................           (1.34)% e        (0.84)%       (0.46)%        (1.52)% e

Portfolio turnover rate .........................................           44.10%           69.20%        87.68%        129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

  Expenses before waiver and payments by affiliate
    and expense reduction .......................................            3.91% e          3.99%         3.74%          4.02% e

  Expenses net of waiver and payments by affiliate ..............            3.91% e          3.99%         3.64%          4.02% e

  Expenses net of waiver and payments by affiliate
    and expense reduction .......................................            3.90% e          3.98%         3.64%          4.02% e

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions and contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

e     Annualized.

f     For the period November 3, 2003 (effective date) to March 31, 2004.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Mutual Recovery Fund

                                                                    -----------------------------------------------------------
                                                                     SIX MONTHS ENDED
                                                                    SEPTEMBER 30, 2006              YEAR ENDED MARCH 31,
ADVISOR CLASS                                                           (UNAUDITED)           2006          2005         2004 f
                                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................      $    13.50       $    12.67     $   11.92     $    10.00
                                                                    -----------------------------------------------------------
Income from investment operations a:

  Net investment income (loss) b ................................           (0.03)            0.02          0.06          (0.09)

  Net realized and unrealized gains (losses) ....................            0.68             1.53          1.44           2.06
                                                                    -----------------------------------------------------------
Total from investment operations ................................            0.65             1.55          1.50           1.97
                                                                    -----------------------------------------------------------
Less distributions from:

  Net investment income .........................................              --            (0.02)        (0.07)         (0.01)

  Net realized gains ............................................           (0.35)           (0.70)        (0.68)         (0.04)
                                                                    -----------------------------------------------------------
Total distributions .............................................           (0.35)           (0.72)        (0.75)         (0.05)
                                                                    -----------------------------------------------------------
Net asset value, end of period ..................................      $    13.80       $    13.50     $   12.67     $    11.92
                                                                    ===========================================================

Total return c ..................................................            4.93%           12.88%        12.88%         19.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................      $   85,547       $   80,420     $  71,586     $   45,854

Ratios to average net assets:

  Expenses before waiver and payments by affiliate
    and expense reduction d .....................................            3.24% e          3.18%         2.80%          3.10% e

  Expenses net of waiver and payments by affiliate d ............            3.24% e          3.18%         2.70%          3.10% e

  Expenses net of waiver and payments by affiliate
    and expense reduction d .....................................            3.23% e          3.17%         2.70%          3.10% e

  Net investment income (loss) ..................................           (0.39)% e         0.16%         0.52%         (1.01)% e

Portfolio turnover rate .........................................           44.10%           69.20%        87.68%        129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

  Expenses before waiver and payments by affiliate
    and expense reduction .......................................            2.96% e          2.99%         2.76%          3.01% e

  Expenses net of waiver and payments by affiliate ..............            2.96% e          2.99%         2.66%          3.01% e

  Expenses net of waiver and payments by affiliate
    and expense reduction .......................................            2.95% e          2.98%         2.66%          3.10% e

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

e     Annualized.

f     For the period June 2, 2003 (commencement of operations) to March 31,
      2004.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                      COUNTRY       CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 91.3%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 73.4%
        AIRLINES 2.2%
      a ACE Aviation Holdings Inc., A ..........................................      Canada           191,032        $   5,909,211
    a,b ACE Aviation Holdings Inc., A, 144A ....................................      Canada            10,020              309,950
                                                                                                                      -------------
                                                                                                                          6,219,161
                                                                                                                      -------------

        AUTOMOBILES 0.3%
  a,c,d International Automotive Components Group Brazil LLC ...................      Brazil           155,394              155,394
    a,d International Automotive Components Group Japan LLC ....................       Japan            13,411              113,552
  a,c,d International Automotive Components Group LLC ..........................    Luxembourg         629,600              629,600
                                                                                                                      -------------
                                                                                                                            898,546
                                                                                                                      -------------

        CHEMICALS 4.7%
      a Arkema .................................................................      France            53,300            2,515,212
        Koninklijke DSM NV .....................................................    Netherlands        208,450            9,144,083
        Linde AG ...............................................................      Germany           16,710            1,576,233
                                                                                                                      -------------
                                                                                                                         13,235,528
                                                                                                                      -------------

        COMMERCIAL BANKS 1.0%
  a,c,d Elephant Capital Holdings Ltd. .........................................       Japan               286              693,215
  a,c,d NCB Warrant Holdings Ltd., A ...........................................       Japan            13,135            2,121,348
                                                                                                                      -------------
                                                                                                                          2,814,563
                                                                                                                      -------------

        CONTAINERS & PACKAGING 3.3%
        Temple-Inland Inc. .....................................................   United States       229,800            9,214,980
                                                                                                                      -------------

        DIVERSIFIED FINANCIAL SERVICES 1.1%
        Fortis .................................................................      Belgium           75,388            3,059,426
                                                                                                                      -------------

        DIVERSIFIED TELECOMMUNICATION SERVICES 6.3%
a,c,d,e AboveNet Inc. ..........................................................   United States        39,586            1,212,915
a,c,e,f Abovenet Inc., Contingent Distribution .................................   United States     2,387,000                   --
  a,d,e Abovenet Inc., options to purchase (shares), exercise price $20.95,
          expiration date, 9/09/13 .............................................   United States            55                1,224
        BellSouth Corp. ........................................................   United States       261,770           11,190,667
        Verizon Communications Inc. ............................................   United States       144,627            5,370,001
                                                                                                                      -------------
                                                                                                                         17,774,807
                                                                                                                      -------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS 0.1%
        Symbol Technologies Inc. ...............................................   United States        24,400              362,584
                                                                                                                      -------------

        HEALTH CARE EQUIPMENT & SUPPLIES 3.0%
      p Bausch & Lomb Inc. .....................................................   United States        74,870            3,753,233
      a Boston Scientific Corp. ................................................   United States       313,247            4,632,923
                                                                                                                      -------------
                                                                                                                          8,386,156
                                                                                                                      -------------


                                                          Semiannual Report | 19

Franklin Mutual Recovery Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                      COUNTRY       CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        HEALTH CARE PROVIDERS & SERVICES 1.1%
a,c,d,e Kindred Healthcare Inc. ................................................   United States       103,800        $   2,931,675
a,c,d,e Kindred Healthcare Inc., options to purchase (shares):
           Exercise price $23.75, expiration date, 7/17/11 .....................   United States           166                  746
           Exercise price $26.00, expiration date, 1/01/12 .....................   United States            50                  112
           Exercise price $9.07, expiration date, 1/01/13 ......................   United States            50                  959
           Exercise price $25.99, expiration date, 1/01/14 .....................   United States            50                  113
           Exercise price $27.90, expiration date, 1/10/15 .....................   United States            21                  721
                                                                                                                      -------------
                                                                                                                          2,934,326
                                                                                                                      -------------

        HOTELS, RESTAURANTS & LEISURE 0.9%
      a Trump Entertainment Resorts Inc. .......................................   United States       153,564            2,604,445
                                                                                                                      -------------

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.2%
        Constellation Energy Group .............................................   United States       150,050            8,882,960
                                                                                                                      -------------

        INDUSTRIAL CONGLOMERATES 4.7%
      e Orkla ASA ..............................................................      Norway           144,420            6,870,873
        Tyco International Ltd. ................................................   United States       229,760            6,430,983
                                                                                                                      -------------
                                                                                                                         13,301,856
                                                                                                                      -------------

        INSURANCE 3.3%
  a,c,d Imagine Group Holdings Ltd. ............................................      Bermuda          287,034            2,939,667
  a,c,d Symetra Financial ......................................................   United States        51,200            6,451,200
                                                                                                                      -------------
                                                                                                                          9,390,867
                                                                                                                      -------------

        LEISURE EQUIPMENT & PRODUCTS 1.6%
        Mattel Inc. ............................................................   United States       221,430            4,362,171
                                                                                                                      -------------

        MEDIA 8.7%
        News Corp., A ..........................................................   United States       337,210            6,626,177
      g NTL Inc. ...............................................................   United Kingdom      416,882           10,601,309
        Sun-Time Media Group Inc., A ...........................................   United States       112,700              741,566
        Time Warner Inc. .......................................................   United States       353,053            6,436,156
                                                                                                                      -------------
                                                                                                                         24,405,208
                                                                                                                      -------------

        METALS & MINING 3.0%
a,c,d,e Esmark Inc. ............................................................   United States         1,363            1,267,263
      a Glamis Gold Ltd. .......................................................      Canada           178,750            7,048,112
                                                                                                                      -------------
                                                                                                                          8,315,375
                                                                                                                      -------------

        MULTI-UTILITIES 0.9% c
        NorthWestern Corp. .....................................................   United States        74,473            2,605,066
    a,f Northwestern Corp., Contingent Distribution ............................   United States         1,020                   15
      a Northwestern Corp., wts., 11/01/07 .....................................   United States           366                3,806
                                                                                                                      -------------
                                                                                                                          2,608,887
                                                                                                                      -------------


20 | Semiannual Report

Franklin Mutual Recovery Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                      COUNTRY       CONTRACTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        PAPER & FOREST PRODUCTS 2.2%
      g Weyerhaeuser Co. .......................................................   United States       101,510        $   6,245,910
                                                                                                                      -------------

        REAL ESTATE 2.1%
        Link REIT ..............................................................     Hong Kong       1,904,027            3,964,152
        Reckson Associates Realty Corp. ........................................   United States        47,600            2,037,280
                                                                                                                      -------------
                                                                                                                          6,001,432
                                                                                                                      -------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.9%
      a ATI Technologies Inc. ..................................................      Canada           249,410            5,349,845
                                                                                                                      -------------

        SOFTWARE 1.4%
      a Mercury Interactive Corp. ..............................................   United States        78,300            4,034,799
                                                                                                                      -------------

        SPECIALTY RETAIL 3.2%
        Michaels Stores Inc. ...................................................   United States        18,200              792,428
      a PETCO Animal Supplies Inc. .............................................   United States       282,860            8,101,110
                                                                                                                      -------------
                                                                                                                          8,893,538
                                                                                                                      -------------

        THRIFTS & MORTGAGE FINANCE 2.9%
        Golden West Financial Corp. ............................................   United States       103,970            8,031,683
                                                                                                                      -------------

        TOBACCO 8.7%
        Altadis SA .............................................................       Spain           105,359            5,002,593
      g Altria Group Inc. ......................................................   United States       115,350            8,830,043
        Imperial Tobacco Group PLC .............................................   United Kingdom       97,512            3,250,037
        KT&G Corp. .............................................................    South Korea        122,320            7,432,919
                                                                                                                      -------------
                                                                                                                         24,515,592
                                                                                                                      -------------

        WIRELESS TELECOMMUNICATION SERVICES 1.6%
      g Sprint Nextel Corp. ....................................................   United States       256,670            4,401,891
                                                                                                                      -------------

        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
         (COST $189,986,251) ...................................................                                        206,246,536
                                                                                                                      -------------

        PREFERRED STOCKS (COST $4,962,000) 1.9%
        METALS & MINING 1.9%
  c,d,e Esmark Inc., 8.00%, cvt. pfd., A .......................................   United States         4,962            5,418,107
                                                                                                                      -------------

                                                                                                 ------------------
                                                                                                 PRINCIPAL AMOUNT i
                                                                                                 ------------------
        CORPORATE BONDS & NOTES 2.2%
      b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .................      Canada           430,000 CAD          377,022
    c,h Motor Coach Industries International Inc., FRN, 18.40%, 12/01/08 .......   United States     3,105,154            3,182,783
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15 .......................   United States     2,801,691            2,693,125
                                                                                                                      -------------

        TOTAL CORPORATE BONDS & NOTES (COST $6,188,570) ........................                                          6,252,930
                                                                                                                      -------------


                                                          Semiannual Report | 21

Franklin Mutual Recovery Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
                                                                                      COUNTRY        AMOUNT i             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS & NOTES IN REORGANIZATION 13.8%
      j Adelphia Communications Corp.,
           9.25%, 10/01/02 .....................................................   United States     1,987,000        $   1,231,940
           8.125%, 7/15/03 .....................................................   United States       950,000              591,375
           9.875%, 3/01/05 .....................................................   United States        22,000               13,475
           10.25%, 11/01/06 ....................................................   United States     5,105,000            3,152,337
           9.875%, 3/01/07 .....................................................   United States        13,000                8,093
           8.375%, 2/01/08 .....................................................   United States        31,000               19,298
           7.75%, 1/15/09 ......................................................   United States        90,000               56,025
           7.875%, 5/01/09 .....................................................   United States        12,000                7,350
           9.375%, 11/15/09 ....................................................   United States     2,322,000            1,491,885
           senior note, 10.875%, 10/01/10 ......................................   United States        71,000               44,197
           senior note, 10.25%, 6/15/11 ........................................   United States       958,000              625,095
      j Armstrong World Industries Inc.,
           6.35%, 8/15/03 ......................................................   United States       276,000              179,400
           6.50%, 8/15/05 ......................................................   United States        25,000               16,250
           9.75%, 4/15/08 ......................................................   United States        59,000               37,465
           7.45%, 5/15/29 ......................................................   United States     1,286,000              835,900
           Revolver, 10/29/03 ..................................................   United States        42,075               25,245
           Trade Claim .........................................................   United States     4,131,400            2,545,975
      j Century Communications Corp.,
           8.875%, 1/15/07 .....................................................   United States         5,000                5,575
           8.75%, 10/01/07 .....................................................   United States        29,000               32,045
           8.375%, 12/15/07 ....................................................   United States     1,699,000            1,860,405
           Series B, zero cpn., senior disc. note, 1/15/08 .....................   United States     1,060,000              704,900
           zero cpn., 3/15/03 ..................................................   United States        33,000               32,835
    h,j Collins & Aikman Products Co.,
           Revolver, FRN, 11.50%, 8/31/09 ......................................   United States        16,037                6,771
           Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ..........................   United States        37,800               16,065
      j Dana Corp.,
           5.85%, 1/15/15 ......................................................   United States       397,000              262,020
           7.00%, 3/01/29 ......................................................   United States        88,000               59,180
    b,j Dana Credit Corp., 144A, 8.375%, 8/15/07 ...............................   United States         3,000                2,880
    h,j Eurotunnel PLC,
           S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26 .............  United Kingdom        37,000 GBP           18,013
         b Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12 ..........  United Kingdom        65,100 GBP          120,982
           Tier 2, FRN, 5.959%, 12/31/18 .......................................  United Kingdom         9,600 GBP           17,526
           Tier 3, FRN, 5.895%, 12/31/25 .......................................  United Kingdom     3,615,500 GBP        5,009,683
      j Eurotunnel SA,
         h S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 ..............      France            23,000 EUR            7,584
           Senior Tranche H1 Term Loan (KFW Advance), 8.78%, 12/15/12 ..........      France            18,500 EUR           23,286
         h Tier 3 (LIBOR), FRN, 4.30%, 12/31/25 ................................      France         7,850,800 EUR        7,367,725
         h Tier 3 (PIBOR), FRN, 4.304%, 12/31/25 ...............................      France            41,370 EUR           38,824
      j Owens Corning, Revolver,
         k 6/26/02 .............................................................   United States     7,629,408           12,245,200
           6/26/02 .............................................................   United States        52,000               83,590
                                                                                                                      -------------
        TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
         (COST $33,696,946) ....................................................                                         38,796,394
                                                                                                                      -------------


22 | Semiannual Report

Franklin Mutual Recovery Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
                                                                                      COUNTRY        AMOUNT i             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL LONG TERM INVESTMENTS (COST $234,833,767) ........................                                      $ 256,713,967
                                                                                                                      -------------
        SHORT TERM INVESTMENTS 6.3%
        GOVERNMENT AGENCIES (COST $17,493,073) 6.3%
      l Federal Home Loan Bank, 10/02/06 .......................................   United States    17,500,000           17,500,000
                                                                                                                      -------------
        TOTAL INVESTMENTS (COST $252,326,840) 97.6% ............................                                        274,213,967
        SECURITIES SOLD SHORT (12.6)% ..........................................                                        (35,370,334)
        OPTIONS WRITTEN 0.0% m .................................................                                             (5,655)
        NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.2% .................                                            622,815
        OTHER ASSETS, LESS LIABILITIES 14.8% ...................................                                         41,440,051
                                                                                                                      -------------

        NET ASSETS 100.0% ......................................................                                      $ 280,900,844
                                                                                                                      =============

                                                                                                   -----------
                                                                                                    CONTRACTS
                                                                                                   -----------
      n OPTIONS WRITTEN 0.0% m
        HEALTH CARE EQUIPMENT & SUPPLIES 0.0% m
        Bausch & Lomb Inc., Oct. 55.00 Calls, 10/21/06 .........................   United States            31        $         775
        Bausch & Lomb Inc., Nov. 55.00 Calls, 11/18/06 .........................   United States            61                4,880
                                                                                                                      -------------

        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $9,297) .......................                                              5,655
                                                                                                                      -------------

                                                                                                   -----------
                                                                                                      SHARES
                                                                                                   -----------
      o SECURITIES SOLD SHORT 12.6%
        COMMERCIAL BANKS 2.2%
        Wachovia Corp. .........................................................   United States       109,147        $   6,090,403
                                                                                                                      -------------

        DIVERSIFIED TELECOMMUNICATION SERVICES 3.2%
        AT&T Inc. ..............................................................   United States       276,495            9,002,677
                                                                                                                      -------------

        ELECTRIC UTILITIES 3.5%
        FPL Group Inc. .........................................................   United States       220,102            9,904,590
                                                                                                                      -------------

        FOOD PRODUCTS 0.5%
        Kraft Foods Inc., A ....................................................   United States        36,928            1,316,852
                                                                                                                      -------------

        METALS & MINING 2.5%
        Goldcorp Inc. ..........................................................      Canada           302,086            7,129,230
                                                                                                                      -------------

        REAL ESTATE 0.2%
        SL Green Realty Corp. ..................................................   United States         4,880              545,096
                                                                                                                      -------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.5%
        Advanced Micro Devices Inc. ............................................   United States        55,593            1,381,486
                                                                                                                      -------------

        TOTAL SECURITIES SOLD SHORT (PROCEEDS $33,543,992) .....................                                      $  35,370,334
                                                                                                                      -------------


                                                          Semiannual Report | 23

Franklin Mutual Recovery Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS

CAD   - Canadian Dollar
EUR   - Euro
GBP   - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

LIBOR - London InterBank Offered Rate
PIBOR - Paris InterBank Offered Rate
FRN   - Floating Rate Note
REIT  - Real Estate Investment Trust

a     Non-income producing for the twelve months ended September 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2006, the aggregate value of these securities was $810,834, representing 0.29% of net assets.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2006, the aggregate value of these securities was $27,005,818 representing 9.6% of net assets.

d     See Note 10 regarding restricted securities.

e     See Note 12 regarding other considerations.

f Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

g     Security segregated with broker for securities sold short.

h     The coupon rate shown represents the rate at period end.

i     The principal amount is stated in U.S. dollars unless otherwise indicated.

j     See Note 9 regarding defaulted securities.

k     See Note 11 regarding unfunded loan commitments.

l     The security is traded on a discount basis with no stated coupon rate.

m     Rounds to less than 0.1% of net assets.

n     See Note 1(e) regarding written options.

o     See Note 1(f) regarding securities sold short.

p A portion or all of the security is held in connection with open option contracts.


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost .......................................................................................    $   252,326,840
                                                                                                  ---------------
  Value ......................................................................................    $   274,213,967
 Cash ........................................................................................          1,654,960
 Foreign currency, at value (cost $1,213,636) ................................................          1,219,904
 Receivables:
  Investment securities sold .................................................................          5,636,422
  Capital shares sold ........................................................................          1,071,773
  Dividends and interest .....................................................................            229,879
 Unrealized gain on forward exchange contracts (Note 8) ......................................            627,550
 Unrealized gain on unfunded loan commitments (Note 11) ......................................            230,867
 Cash on deposits with brokers for securities sold short .....................................         36,147,504
 Due from broker - synthetic equity swaps ....................................................            152,271
                                                                                                  ---------------
      Total assets ...........................................................................        321,185,097
                                                                                                  ---------------
Liabilities:
 Payables:
  Investment securities purchased ............................................................          3,993,933
  Affiliates .................................................................................            764,312
 Options written, at value (premiums received $9,297) ........................................              5,655
 Securities sold short, at value (proceeds $33,543,992) ......................................         35,370,334
 Unrealized loss on forward exchange contracts (Note 8) ......................................              4,735
 Accrued expenses and other liabilities ......................................................            145,284
                                                                                                  ---------------
      Total liabilities ......................................................................         40,284,253
                                                                                                  ---------------
        Net assets, at value .................................................................    $   280,900,844
                                                                                                  ===============
Net assets consist of:
 Paid-in capital .............................................................................    $   248,856,321
 Distributions in excess of net investment income ............................................         (1,070,391)
 Net unrealized appreciation (depreciation) ..................................................         20,927,706
 Accumulated net realized gain (loss) ........................................................         12,187,208
                                                                                                  ---------------
        Net assets, at value .................................................................    $   280,900,844
                                                                                                  ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Franklin Mutual Recovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2006 (unaudited)

CLASS A:
 Net assets, at value ........................................................................    $   128,145,311
                                                                                                  ===============
 Shares outstanding ..........................................................................          9,353,417
                                                                                                  ===============
 Net asset value per share a .................................................................    $         13.70
                                                                                                  ===============
 Maximum offering price per share (net asset value per share / 94.25%) .......................    $         14.54
                                                                                                  ===============

CLASS B:
 Net assets, at value ........................................................................    $     4,299,879
                                                                                                  ===============
 Shares outstanding ..........................................................................            318,174
                                                                                                  ===============
 Net asset value and maximum offering price per share a ......................................    $         13.51
                                                                                                  ===============

CLASS C:
 Net assets, at value ........................................................................    $    62,910,466
                                                                                                  ===============
 Shares outstanding ..........................................................................          4,653,781
                                                                                                  ===============
 Net asset value and maximum offering price per share a ......................................    $         13.52
                                                                                                  ===============

ADVISOR CLASS:
 Net assets, at value ........................................................................    $    85,545,188
                                                                                                  ===============
 Shares outstanding ..........................................................................          6,198,975
                                                                                                  ===============
 Net asset value and maximum offering price per share a ......................................    $         13.80
                                                                                                  ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


26 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

STATEMENT OF OPERATIONS
for the six months ended September 30, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $172,944) ................................................    $     2,317,103
 Interest ....................................................................................          1,301,982
 Income from securities loaned - net .........................................................              3,929
 Other income (Note 14) ......................................................................              3,374
                                                                                                  ---------------
     Total investment income .................................................................          3,626,388
                                                                                                  ---------------
Expenses:
 Management fees (Note 4a) ...................................................................          2,950,524
 Administrative fees (Note 4b) ...............................................................            255,221
 Distribution fees (Note 4c)
  Class A ....................................................................................            199,454
  Class B ....................................................................................             20,987
  Class C ....................................................................................            274,505
 Transfer agent fees (Note 4e) ...............................................................            215,431
 Custodian Fees (Note 5) .....................................................................             14,181
 Reports to shareholders .....................................................................             20,302
 Registration and filing fees ................................................................             40,244
 Professional fees ...........................................................................            204,882
 Trustees' fees and expenses .................................................................             50,226
 Dividends on securities sold short ..........................................................            358,883
 Other .......................................................................................             32,694
                                                                                                  ---------------
      Total expenses .........................................................................          4,637,534
      Expense reductions (Note 5) ............................................................             (8,886)
                                                                                                  ---------------
      Net expenses ...........................................................................          4,628,648
                                                                                                  ---------------
        Net investment income (loss) .........................................................         (1,002,260)
                                                                                                  ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................................................         15,084,510
  Written options ............................................................................              7,100
  Securities sold short ......................................................................         (1,047,103)
  Foreign currency transactions ..............................................................         (1,881,248)
  Swap agreements ............................................................................             55,794
                                                                                                  ---------------
      Net realized gain (loss) ...............................................................         12,219,053
                                                                                                  ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ................................................................................            301,098
  Translation of assets and liabilities denominated in foreign currencies ....................            785,107
                                                                                                  ---------------
      Net change in unrealized appreciation (depreciation) ...................................          1,086,205
                                                                                                  ---------------
Net realized and unrealized gain (loss) ......................................................         13,305,258
                                                                                                  ---------------
Net increase (decrease) in net assets resulting from operations ..............................    $    12,302,998
                                                                                                  ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Franklin Mutual Recovery Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            -----------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                            SEPTEMBER 30, 2006     YEAR ENDED
                                                                                               (UNAUDITED)       MARCH 31, 2006
                                                                                            -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .........................................................     $  (1,002,260)      $     (421,622)
  Net realized gain (loss) from investments, written options, securities sold short
    and foreign currency transactions ..................................................        12,219,053           12,893,605
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ............................         1,086,205           11,355,819
                                                                                            -----------------------------------
      Net increase (decrease) in net assets resulting from operations ..................        12,302,998           23,827,802
                                                                                            -----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................................                --              (69,292)
   Advisor Class .......................................................................                --             (124,522)
  Net realized gains:
   Class A .............................................................................        (2,913,905)          (4,142,673)
   Class B .............................................................................          (109,386)            (204,421)
   Class C .............................................................................        (1,475,397)          (2,274,806)
   Advisor Class .......................................................................        (1,979,399)          (4,081,176)
                                                                                            -----------------------------------
 Total distributions to shareholders ...................................................        (6,478,087)         (10,896,890)
                                                                                            -----------------------------------
 Capital share transactions: (Note 3)
   Class A .............................................................................        20,779,081           41,571,942
   Class B .............................................................................           (15,388)             782,215
   Class C .............................................................................         6,748,958           22,393,491
   Advisor Class .......................................................................         3,176,286            4,177,413
                                                                                            -----------------------------------

 Total capital share transactions ......................................................        30,688,937           68,925,061
                                                                                            -----------------------------------

      Net increase (decrease) in net assets ............................................        36,513,848           81,855,973
Net assets:
 Beginning of period ...................................................................       244,386,996          162,531,023
                                                                                            -----------------------------------
 End of period .........................................................................     $ 280,900,844       $  244,386,996
                                                                                            ===================================
Undistributed net investment income (loss)/distributions in excess of net investment income included in net assets:
  End of period ........................................................................     $  (1,070,391)      $      (68,131)
                                                                                            ===================================


28 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Mutual Recovery Fund

STATEMENT OF CASH FLOWS
for the six months ended September 30, 2006 (unaudited)

Cash flow from operating activities:
  Dividends, interest and other income received ..............................................    $     4,039,562
  Operating expenses paid ....................................................................         (4,511,317)
  Purchases of long-term investments .........................................................       (151,592,996)
  Sales and maturities of long-term investments ..............................................        138,870,766
  Net sales of short-term investments ........................................................         (8,885,478)
  Cash on deposit with brokers for securities sold short .....................................         (2,141,747)
  Due from broker - synthetic equity swaps ...................................................            (50,731)
  Change in urealized appreciation on foreign currency transactions ..........................            (39,745)
  Realized loss on forward contracts .........................................................         (2,165,182)
                                                                                                  ---------------
   Cash used - operating activities ..........................................................        (26,476,868)
                                                                                                  ---------------
Cash flow from financing activities:
  Net proceeds from capital stock activities .................................................         30,491,993
  Distributions to shareholders ..............................................................         (6,478,087)
                                                                                                  ---------------
   Cash provided - financing activities ......................................................         24,013,906
                                                                                                  ---------------
Net increase (decrease) in cash ..............................................................         (2,462,962)
Cash at beginning of period ..................................................................          5,337,826
                                                                                                  ---------------
Cash at end of period ........................................................................    $     2,874,864
                                                                                                  ===============

Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operating Activities to
Net Cash Used in Operating Activities
Net increase (decrease) in net assets resulting from operating activities ....................    $    12,302,998
 Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net used by operating activities:
   Amortization income .......................................................................           (370,804)
   Decrease in dividends and interest receivable .............................................            413,174
   Increase in affiliates, accrued expenses and other liabilities ............................            117,331
   Increase in cash on deposit with brokers for securities sold short ........................         (2,141,747)
   Increase in due from broker - synthetic equity swaps ......................................            (50,731)
   Increase in receivables for investments sold ..............................................         (3,461,178)
   Decrease in payable for investments purchased .............................................         (2,380,282)
   Increase in cost of investments ...........................................................        (29,859,169)
   Net change in unrealized appreciation/depreciation on investments .........................         (1,046,460)
                                                                                                  ---------------
Net cash used in operating activities ........................................................    $   (26,476,868)
                                                                                                  ---------------

Noncash financing activities - reinvestment of dividends .....................................    $     5,247,451
                                                                                                  ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Franklin Mutual Recovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Recovery Fund (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a non-diversified, closed-end continuously offered investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the


30 | Semiannual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign


                                                          Semiannual Report | 31

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


32 | Semiannual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At September 30, 2006, the Fund had no securities on loan.

H. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax


                                                          Semiannual Report | 33

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Directors, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.


34 | Semiannual Report

Franklin Mutual Recovery Fund

3. SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were unlimited number of shares of authorized ($0.01 par value) transactions in the Fund's shares were as follows:

                                                              ------------------------------------------------------
                                                                   SIX MONTHS ENDED                YEAR ENDED
                                                                  SEPTEMBER 30, 2006             MARCH 31, 2006
                                                              ------------------------------------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ------------------------------------------------------
CLASS A SHARES:
  Shares sold .............................................    1,949,366   $ 26,068,480     3,548,080   $ 45,627,243
  Shares issued in reinvestment of distributions ..........      180,262      2,330,788       273,474      3,471,536
  Shares redeemed .........................................     (573,785)    (7,620,187)     (590,990)    (7,526,837)
                                                              ------------------------------------------------------
  Net increase (decrease) .................................    1,555,843   $ 20,779,081     3,230,564   $ 41,571,942
                                                              ======================================================
CLASS B SHARES:
  Shares sold .............................................        4,380   $     58,186        74,543   $    951,920
  Shares issued in reinvestment of distributions ..........        7,012         89,604        13,864        174,829
  Shares redeemed .........................................      (12,423)      (163,178)      (27,179)      (344,534)
                                                              ------------------------------------------------------
  Net increase (decrease) .................................       (1,031)  $    (15,388)       61,228   $    782,215
                                                              ======================================================
CLASS C SHARES:
  Shares sold .............................................      574,832   $  7,594,376     1,874,928   $ 23,892,951
  Shares issued in reinvestment of distributions ..........       90,764      1,159,967       143,033      1,803,849
  Shares redeemed .........................................     (151,919)    (2,005,385)     (261,428)    (3,303,309)
                                                              ------------------------------------------------------
  Net increase (decrease) .................................      513,677   $  6,748,958     1,756,533   $ 22,393,491
                                                              ======================================================
ADVISOR CLASS SHARES:
  Shares sold .............................................      586,509   $  7,900,295     1,629,455   $ 21,059,695
  Shares issued in reinvestment of distributions ..........      128,139      1,667,092       279,075      3,555,412
  Shares redeemed .........................................     (473,608)    (6,391,101)   (1,602,795)   (20,437,694)
                                                              ------------------------------------------------------
  Net increase (decrease) .................................      241,040   $  3,176,286       305,735   $  4,177,413
                                                              ======================================================

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                                                          Semiannual Report | 35

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S Government 3-5 Years Total Return Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 2.31% of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ............................................    1.00%
Class C ............................................    1.00%


36 | Semiannual Report

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..........................    $ 29,765
Contingent deferred sales charges retained ..............    $  3,121

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $215,431, of which $191,578 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, REIT/ROC adjustments, net operating loss, bond discounts and premiums, certain dividends on securities sold short, and organizational costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, certain dividends on securities sold short, defaulted securities, REIT/ROC adjustments, net operating loss, and bond discounts and premiums.

At September 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................     $ 252,671,665
                                                         =============

Unrealized appreciation ............................     $  30,795,587
Unrealized depreciation ............................        (9,253,285)
                                                         -------------
Net unrealized appreciation (depreciation) .........     $  21,542,302
                                                         =============

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended September 30, 2006, aggregated $140,022,741 and $105,027,606, respectively.


                                                          Semiannual Report | 37

Franklin Mutual Recovery Fund

7. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended September 30, 2006, were as follows:

                                                 --------------------------
                                                  NUMBER OF      PREMIUMS
                                                  CONTRACTS      RECEIVED
                                                 --------------------------
Options outstanding at March 31, 2006 ........           --     $        --
Options written ..............................          152          16,397
Options expired ..............................          (60)         (7,100)
Options exercised ............................           --              --
Options closed ...............................           --              --
                                                 --------------------------
Options outstanding at September 30, 2006 ....           92     $     9,297
                                                 ==========================

8. FORWARD EXCHANGE CONTRACTS

At September 30, 2006, the Fund had the following forward exchange contracts outstanding:

-----------------------------------------------------------------------------------------------
                                                         CONTRACT      SETTLEMENT   UNREALIZED
CONTRACTS TO SELL                                         AMOUNT          DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
    2,998,814  British Pound........................    $ 5,688,030      10/16/06   $    71,606
   16,627,455  Euro ................................     21,545,830      11/24/06       391,566
      228,742  Euro ................................        294,762      11/27/06         3,697
    1,080,831  Euro ................................      1,394,140      12/06/06        18,206
   37,587,648  Norwegian Krone .....................      5,913,461      12/07/06       131,262
    3,630,834  Euro ................................      4,625,401      12/13/06         1,638
1,974,368,750  Korean Won ..........................      2,100,000       3/22/07         4,462
    3,530,000  Canadian Dollar .....................      3,181,893       3/26/07         5,113
                                                                                    -----------
           Unrealized gain on forward exchange contracts ........................   $   627,550
                                                                                    -----------

-----------------------------------------------------------------------------------------------
                                                         CONTRACT      SETTLEMENT   UNREALIZED
CONTRACTS TO SELL                                         AMOUNT          DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
      388,538  Euro ................................    $   491,731      11/27/06   $    (2,669)
    3,143,156  Canadian Dollar .....................      2,826,579       3/26/07        (2,066)
                                                                                    -----------
           Unrealized loss on forward exchange contracts ........................   $    (4,735)
                                                                                    -----------
                 Net unrealized gain (loss) on forward exchange contracts .......   $   622,815
                                                                                    ===========

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At September 30, 2006, the aggregate value of these securities was $38,796,394, representing 13.8% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


38 | Semiannual Report

Franklin Mutual Recovery Fund

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At September 30, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT, SHARES                                                  ACQUISITION
AND CONTRACTS   ISSUER                                             DATE         COST           VALUE
--------------------------------------------------------------------------------------------------------
      39,586    AboveNet Inc. .............................       9/03/03    $ 1,511,610    $  1,212,915
          55    Abovenet Inc., options to purchase (shares),
                 exercise price $20.95, expiration date,
                 9/09/13 ..................................       4/17/06             --           1,224
         286    Elephant Capital Holdings Ltd. ............      10/22/03             --         693,215
       1,363    Esmark Inc. ...............................       7/28/06      1,444,287       1,267,263
       4,962    Esmark Inc., 8.00%, cvt. pfd., A ..........      11/08/04      4,962,000       5,418,107
     287,034    Imagine Group Holdings Ltd. ...............       8/31/04      2,939,659       2,939,667
     155,394    International Automotive Components
                 Group Brazil LLC .........................       4/13/06        156,312         155,394
      13,411    International Automotive Components
                 Group Japan LLC ..........................       9/26/06        116,818         113,552
     629,600    International Automotive Components
                 Group LLC ................................       1/12/06        629,600         629,600
     103,800    Kindred Healthcare Inc. ...................       3/10/04      2,615,236       2,931,675
                Kindred Healthcare Inc., options to purchase (shares):
         166     Exercise price $23.75, expiration date,
                  7/17/11 .................................       7/17/04             --             746
          50     Exercise price $26.00, expiration date,
                  1/01/12 .................................       1/01/05             --             112
          50     Exercise price $9.07, expiration date,
                  1/01/13 .................................       1/01/05             --             959
          50     Exercise price $25.99, expiration date,
                  1/01/14 .................................       1/01/05             --             113
          21     Exercise price $27.90, expiration date,
                  1/10/15 .................................       1/06/05             --             721
      13,135    NCB Warrant Holdings Ltd., A ..............      12/16/05      1,993,832       2,121,348
      51,200    Symetra Financial .........................       7/27/04      5,120,000       6,451,200
                                                                                            ------------
                   TOTAL RESTRICTED SECURITIES (8.52% of Net Assets)                        $ 23,937,811
                                                                                            ============


                                                          Semiannual Report | 39

Franklin Mutual Recovery Fund

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2006, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
--------------------------------------------------------------------------------
Owens Corning, Revolver, 6/26/02 ..................................  $  435,770
                                                                     ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At September 30, 2006, such individuals serve in one or more of these capacities for AboveNet Inc., Esmark Inc., Kindred Healthcare Inc., and Orkla ASA. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Directors or employees of Franklin Mutual, the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

13. REVOLVING CREDIT FACILITY

The Fund participates in a $30 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on April 16, 2007. The Fund may borrow, at its election, at the Federal Funds Rate plus 0.70%, the London InterBank Rate (LIBOR) plus 0.70%, or, an "Alternative Base Rate" which is the greater of (i) the prime rate and (ii) 1/2 of 1% plus the Federal Funds Rate. Annual commitment fees of 0.20% per annum are charged on the unused portion of the facility. During the period ended September 30, 2006, the Fund did not utilize the facility.


40 | Semiannual Report

Franklin Mutual Recovery Fund

14. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                          Semiannual Report | 41

Franklin Mutual Recovery Fund

14. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

15. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


42 | Semiannual Report

Franklin Mutual Recovery Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees ("Board"), including a majority of the independent trustees, in 2006, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings solely dedicated to the renewal process; the first two meetings were held in New York City (those trustees unable to attend in person were present by telephonic conference means) and the third was in San Mateo, California. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and received assistance from an independent consultant retained on behalf of the independent trustees to provide advice in connection with the renewal process; they also interviewed officers of the manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with Fund financial statements and information about the scope and quality of services provided by the manager and its affiliates. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the manager's methods of operation within the Franklin Templeton group of funds and its activities on behalf of other clients. The trustees also received and reviewed a report on the manager's (and its parent's) profitability (the "Profitability Study").

Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory and legal actions pending against the manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                                                          Semiannual Report | 43

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The independent trustees and Lipper, Inc. ("Lipper"), an independent third-party analyst, attempted to identify appropriate funds to compare to the Fund. After discussions with and analyzing the research provided by Lipper, the independent trustees concluded that it is difficult to find open- or closed-end funds that are truly comparable to the Fund due, in part, to the unique nature of the Fund as a closed-end interval fund investing in the categories of bankruptcy and distressed companies, risk arbitrage and undervalued stocks and debt instuments. The independent trustees believed that the best comparables to the Fund were, perhaps, in the hedge fund industry, although that industry has a completely different (and more expensive) fee structure.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund industry. The trustees also cited the manager's ability to implement the Fund's disciplined value investment approach. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management provided assurances that long-term performance is a significant component of incentive-based compensation. The trustees reviewed various other clients that are advised by the manager and the allocation of resources and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of independent trustees, the trustees received reports and presentations on the manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that, on an overall basis, Fund shareholders were well-served. In this connection, the Board also took into account the transfer agent and shareholder services provided to Fund


44 | Semiannual Report

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders by an affiliate of the manager, noting continuing expenditures by management to increase and improve the scope of such services, expeditious handling of quarterly (interval) Fund purchase offers to Fund shareholders, favorable periodic reports on such services conducted by independent third parties and the firsthand experience of individual trustees who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the trustees' decision in renewing the Fund's transfer agent and shareholder services agreement with Franklin Templeton Investor Services, an affiliate of the manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund. They considered the successful performance of the Fund over the two and one-half years since formation of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks (including the benchmark on which the Fund's performance adjustment fee is based), style drift and restrictions on permitted investments.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. The trustees concluded that the Fund continued to experience strong performance in comparison to its various benchmarks and in the context of the Fund's investment objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they reviewed the trends in expense ratios since the Fund's formation and the reasons for any increases.

The independent trustees noted that the Fund's performance adjustment fee is calculated based upon the Fund's performance compared against the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index. Because the Fund outperformed such index for the year ended March 31, 2006, to a greater extent than it did for the year ended March 31, 2005, the Fund's total investment management fee increased from last year. Such increase in the investment management fee contributed to the increase in the Fund's expense ratio. The independent trustees concluded that, in the context of the limited operating history and the above-described uniqueness of the Fund, and notwithstanding the Fund's expense level, they were satisfied with the Fund's overall performance and the quality of the services provided by the manager.


                                                          Semiannual Report | 45

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In coming to the determination that the expenses for the Fund were satisfactory, the trustees considered the Fund's strong performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The trustees also compared the Fund's fees to the fees charged to other accounts managed by the manager. The trustees noted that the effective investment management fee rate of the comparable account managed by the manager was higher than that charged to the Fund.

The trustees also reviewed the Profitability Study addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated manager to the Fund from providing management and other services to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent trustees also reviewed the manager's method of assignment and allocation of actual expenses to the Fund and allocations for other accounts managed by the manager.

The independent trustees met with management to discuss the Profitability Study. This discussion included, among other things, a comparison of investment management income with investment management expenses of the Fund; shareholder servicing profitability; economies of scale, and the relative contribution of the Fund to the profitability of the manager and its parent. The independent trustees generally noted the revenues and expenses relating to the manager's (and its affiliates') underwriting functions with respect to the Fund; however, the Profitability Study provided the Board with an analysis of profitability both excluding and including underwriting revenues and expenses relating to the manager's (and its affiliates') underwriting functions. In discussing the Profitability Study with the Board, the manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the manager as compared to other publicly held managers. Such study analyzed profitability both including and excluding the effects of underwriting revenues and expenses on the parent of the manager's profitability. The trustees also considered the extent to which the manager may derive ancillary benefits from Fund operations, including those which may be related to economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and that the benefits derived from the Fund as a result of this arrangement will diminish over time.


46 | Semiannual Report

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Board considered the increased profitability of the manager over the past year with respect to managing the Fund. As a result of the information provided to the Board and its conversation with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the manager during the course of the upcoming year and requested periodic information from the manager on its profitability. Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The trustees also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The trustees, including the independent trustees voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered that economies of scale may be realized by the manager and its affiliates as the Fund grows larger; however, since it had only been two and one-half years since the formation of the Fund and the amount of assets under management remains relatively small, the trustees concluded that economies of scale are difficult to consider at this time. In this regard it is to be noted that a significant portion of the manager's compensation was attributable to the performance adjustment fee charged to the Fund due, as discussed above, to the Fund's outperformance of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 47

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return
Fund Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


07/06                                          Not part of the semiannual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 S2006 11/06


Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.      N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.


Item 6. Schedule of Investments.            N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers, LLP in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Manager's proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006.


Item 8. Portfolio Managers of Closed-End Management Investment Companies.

           N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers.              N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND


By /s/JIMMY D. GAMBILL
   -----------------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
     Date November 27, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
     Date November 27, 2006


By /s/GALEN G. VETTER
  -----------------------------
     Galen G. Vetter
     Chief Financial Officer
     Date November 27, 2006